Note 1 - Description of the Business	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Business Description and Basis of Presentation [Text Block]

Note 1.  Description of the Business

Avalon Holdings Corporation (“Avalon” or the “Company”) was formed on April 30, 1998 as a subsidiary of American Waste Services, Inc. (“AWS”). On June 17, 1998, AWS distributed, as a special dividend, all of the outstanding shares of capital stock of Avalon to the holders of AWS common stock on a pro rata and corresponding basis.

Avalon provides waste management services to industrial, commercial, municipal and governmental customers in selected northeastern and midwestern U.S. markets, captive landfill management services and salt water injection well operations. Avalon also owns and operates a hotel and its associated resort amenities, four golf courses and related country clubs and a multipurpose recreation center.